Proof of November 14, 1994                                 EXHIBIT NO. 1-5





                                 NUI CORPORATION

                                Medium Term Notes
                             Distribution Agreement



                                                           ____________, 199_


   To the Agents named in
      Schedule A attached hereto

   Gentlemen:

             NUI Corporation, a New Jersey corporation (the "Company"), confirms its agreement with each of you as agent (collectively, the "Agents") with respect to the issue and sale by the Company of up to $100,000,000 aggregate principal amount of its Medium Term Notes in such series and with such due dates as set forth on Schedule A attached hereto (the "Securities"). The Securities are to be issued from time to time, in one or more series, under an Indenture (as supplemented from time to time, the "Indenture"), dated as of __________ __, 1994, between the Company and First Fidelity Bank, National Association, as trustee (the "Trustee"); will be issued in denominations of $1,000 and integral multiples in excess thereof; and will bear interest at rates to be provided in a supplement to the Prospectus referred to below.

        The Company hereby appoints each of you as its Agent for the purpose of using your reasonable best efforts to solicit offers to purchase the Securities from the Company by others and agrees that if the Company determines to sell Securities directly to one or more of you as principal for resale to others, it will enter into a Terms Agreement (as defined below) relating to such sale in accordance with the provisions of Section 1(b) hereof. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of you agrees to use your reasonable best efforts to solicit offers to purchase Securities at such times and in such amounts as the Company shall from time to time specify. The Agents shall communicate to the Company, orally or in writing, each offer to purchase Securities received by the Agents, as agents. The Company shall have the sole right to accept offers to purchase Securities and may reject any offer in whole or in part. The Agents shall have the right to reject any offer to purchase Securities which the Agents consider to be unacceptable in their discretion reasonably exercised, and any such rejection shall not be deemed a breach of the Agents' agreements contained herein. In acting under this Agreement, and in connection with the sale of any Securities by the Company (other than Securities sold to any Agent pursuant to a Terms Agreement), the Agents are acting solely as agent of the Company and do not assume any obligation towards or relationship of agency or trust with any purchaser of the Securities.




        The Company may appoint additional agents in connection with the offering of the Securities; provided that (a) the Company promptly notifies the Agents of such appointment and (b) such additional agent enters into an agreement with the Company making such agent an agent under this Agreement or enters into an agreement with the Company on terms which are substantially similar to those contained in this Agreement, which agreement shall include appropriate changes to reflect the arrangements between the Company and such additional agent.

        The Company has filed in accordance with the provisions of the Securities Act of 1933 (the "Act"), and has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (with a registration number and effective date as set forth on Schedule A attached hereto) which registration statement includes a prospectus, for the registration under the Act of the Securities. Such registration statement, including the exhibits thereto, as amended as of the date of the sale of any Securities, is hereinafter referred to as the "Registration Statement." The Company has filed, or will file, in accordance with the provisions of Rule 424 under the Act one or more prospectus supplements describing certain terms of the Securities (the "Prospectus Supplement"). The Indenture has been qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and the Company has duly authorized the issuance of the Securities. The Registration Statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the SEC from time to time, pursuant to Rule 424 under the Act, supplements to the prospectus relating to the Securities included in the Registration Statement, which will include certain information relating to the principal amount, price and terms of offering, the interest rate and redemption prices, if any, of such Securities (the "Pricing Supplement"). The term "Prospectus" means the prospectus in the form in which it appears in the Registration Statement together with the Prospectus Supplement or Supplements, as the case may be, and any Pricing Supplement specifically relating to any Securities sold pursuant to this Agreement, in the form in which from time to time it has most recently been filed with, or transmitted for filing to, the SEC pursuant to Rule 424 under the Act.
   Any reference herein to the Registration Statement and Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 11 of Form S-3 which documents were filed under the Securities Exchange Act of 1934 (the "Exchange Act").

        The Company and the Agents agree as follows:

        1.   Solicitations as Agent; Purchases as Principal.

        (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Agents will use their reasonable best efforts to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus.

        The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently the solicitations of offers to purchase the Securities. Upon receipt of notice from the Company of such instruction, the Agents will promptly suspend solicitations of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such



   solicitation may be resumed. During the period of time that such solicitations are suspended, the Company shall not be required to deliver any opinions or letters in accordance with Sections 4(i) and (j) hereof; provided, however, that the Agents shall not be required to resume soliciting offers to purchase Securities until the Company has delivered, or caused to be delivered, such opinions or letters as requested by the Agents if any of the events described in Sections 4(i), (j) and (k) hereof have occurred during the period of suspension.

        The Company agrees to pay the Agents, as consideration for the sale of any Securities resulting from a solicitation made by the Agents, a commission in the form of a percentage of the principal amount of each Security sold by the Company hereunder as set forth in Schedule A attached hereto.

        (b) Purchases as Principal. Each sale of Securities to an Agent as principal shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Securities to, and the purchase and re-offering thereof by, such Agent. Each such separate agreement (which shall take the form of either (i) a written agreement between such Agent and the Company or (ii) an oral agreement between such Agent and the Company confirmed in writing, each such written agreement or written confirmation may be substantially in the form of Exhibit A attached hereto or may take the form of an exchange of any standard form of written telecommunication between such Agent and the Company) is herein referred to as a "Terms Agreement." Such Agent's commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warran-ties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the interest rate applicable to such Securities, the maturity date of such Securities, the price to be paid to the Company for such Securities and the time and place of delivery of and payment for such Securities (the "Settlement Date"). Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof.

        (c) Procedures. The Agents and the Company agree to perform the respective duties and obligations specifically required to be performed in the Medium Term Notes Administrative Procedures attached hereto as Annex A (the "Procedures"), as amended from time to time. The Procedures may be amended only by written agreement of the Company and the Agents.

        (d) Delivery. The documents required to be delivered by Sections 4 and 6 hereof shall be delivered to the offices of the counsel for the Agents (as such is set forth on Schedule A attached hereto), not later than 6:00 p.m. New York City time on the date hereof, or at such other time as you and the Company may agree upon in writing (the "Commencement Date").

        (e) Other Sales of Securities. The Company expressly reserves the right to place the Securities itself privately or through a negotiated underwritten transaction or an invitation to bid with one or more underwriters or purchasers without notice to any Agent and without any opportunity for any Agent to solicit offers for the purchase of the Securities. In such event, no commission will be payable to the Agents.



        2. The Company's Representations. The Company makes the following representations to each of the Agents, all of which representations shall survive the issuance and delivery of the Securities:

        (a) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of New Jersey and duly qualified to do business in the States of Florida, Maryland, New York and North Carolina and the Commonwealth of Pennsylvania; the Company has full power and authority to transact the business in which it is engaged, to own and operate the properties used by it in such business, to execute and deliver this Agreement and the Indenture and to perform its obligations hereunder and thereunder; the conduct of the Company's business does not make the qualification or licensing of the Company as a foreign corporation necessary in any other state or jurisdiction where failure to so qualify would materially adversely affect the transactions contemplated by this Agreement, the Registration Statement or the Prospectus or have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole; and the Company has the franchises requisite to its business except for such franchises which the failure to have would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

        (b) The Company has duly authorized the execution, delivery and performance of this Agreement, the Securities and the Indenture, and this Agreement has been duly executed and delivered by the Company; as of the time of the Closing, the Securities and the Indenture will have been duly executed and delivered by the Company; the Indenture, when so executed and delivered by the Company and duly authorized, executed and delivered by the Trustee, will constitute, and the Securities, when so executed and delivered by the Company and duly authenticated by the Trustee, will constitute, the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and except to the extent that the enforceability thereof may be limited by the application of general principles of equity; the Securities, when duly authorized and delivered by the Company and duly authenticated by the Trustee, will be entitled to the benefit of the Indenture; all approvals or other actions by, or filings with, any governmental authority required in connection with the execution, delivery or performance by the Company of this Agreement, the Indenture and the Securities have heretofore been obtained or taken other than (i) in connection with any Prospectus Supplement and any Pricing Supplement to be filed or transmitted for filing under the Act on or after the date hereof, (ii) the required approvals, if any, by the Florida Public Service Commission, the Public Service Commission of the State of Maryland, the Board of Public Utilities of the State of New Jersey, the Public Service Commission of the State of New York (the "NYPSC"), the Utilities Commission of the State of North Carolina and the Public Utility Commission of the Commonwealth of Pennsylvania (collectively, the "Utility Commissions"), and (iii) the necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Agents; the Company has filed the required applications, if any, for such required approvals by the Utility Commissions (other than any filing for approval which may be required from the NYPSC after the execution of any applicable Terms Agreement with respect to (i) the terms of such applicable Terms Agreement, (ii) the terms of the Securities and the sale thereof pursuant to any applicable



   Terms Agreement, (iii) the terms of the initial public offering of any Securities pursuant to any applicable Terms Agreement and (iv) any other similar or related matters) and, as to each such application, the Company has no reason to believe that the approval of such application will not be received by the Company; neither the making of nor the performance by the Company under this Agreement or the Indenture will conflict with or violate any statutory or constitutional provision or the Company's Articles of Incorporation or By-Laws or any indenture, mortgage, deed of trust, agreement or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties may be bound or any regulation, court order or consent decree to which the Company or any of its subsidiaries is subject other than those conflicts or violations which would not have a material adverse affect on the general affairs or the financial position or the net assets of the Company and its subsidiaries taken as a whole; the Company has duly authorized the taking of any and all other actions necessary to carry out and give effect to the transactions contemplated to be performed on its part by the Registration Statement, the Prospectus, this Agreement and the Indenture; the Company is not in material default under any obligation for borrowed money; and no default will exist under the provisions of the Indenture when executed and delivered.

        (c) (i) Each part of the Registration Statement, when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, when it became effective, complied, and the Prospectus as of the date hereof complies, and the Prospectus, when it will be used to confirm sales of the Securities and at the Closing Date, will comply in all material respects with the Act and the Trust Indenture Act and the applicable rules and regulations of the SEC thereunder, (iii) each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the rules and regulations of the SEC thereunder and (iv) the Prospectus as of the date hereof does not contain and the Prospectus, when it will be used to confirm sales of the Securities and at the Settlement Date with respect to any applicable Terms Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations set forth in this paragraph (c) do not apply (A) to any statements or omissions in the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or on behalf of, any Agent expressly for use in the Registration Statement or the Prospectus or (B) to any statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee (the "Statement of Eligibility").

        (d) The documents incorporated by reference in the Prospectus, when they were filed with the SEC, complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules and regulations of the SEC thereunder; and any further documents so filed and incorporated by reference, when they are filed with the SEC will comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules and regulations of the SEC thereunder.



        (e) There has been no material adverse change in the business, properties or financial condition of the Company and its subsidiaries taken as a whole from that shown in the Registration Statement or the Prospectus.

        (f) Except as disclosed in the Registration Statement or the Prospectus, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the knowledge of the Company, threatened against the Company (or, to the knowledge of the Company, any meritorious basis therefor) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, the validity or enforceability of the Indenture or this Agreement, the corporate existence or powers of the Company, the financial condition of the Company and its subsidiaries taken as a whole, or the operation by the Company or its subsidiaries of its properties.

        3. The Agents' Representations. Each Agent makes the following representations to the Company, all of which representations shall survive the issuance and delivery of the Securities:

        (a) The written information furnished to the Company by, or on behalf of, each Agent for use in the Prospectus is correct as to such Agent. Each Agent, in addition to other written information furnished to the Company for use in the Prospectus, hereby agrees to furnish to the Company correct written information with regard to the public offering, if any, of Securities by such Agent pursuant to any applicable Terms Agreement.

        (b) Pursuant to any applicable Terms Agreement, such Agent may lawfully purchase from the Company the Securities that it agrees to purchase pursuant to such Terms Agreement.

        4. Covenants of the Company. The Company hereby covenants and agrees that it shall:

        (a) As soon as reasonably practicable after the Company is advised thereof, advise each of you and confirm the advice in writing of any request made by the SEC for amendments to the Registration Statement or the Prospectus or for additional information with respect thereto or of the entry of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be entered by the SEC, to make every reasonable effort to obtain the lifting or removal thereof.

        (b) Deliver to each of you, without charge, as soon as reasonably practicable and from time to time thereafter during such period of time after the effective date of this Agreement as the Agents are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto, other than supplements or amendments relating solely to securities other than the Securities) as the Agents may reasonably request.

        (c) Furnish to each of you a copy, certified by the Secretary or an Assistant Secretary of the Company, of the Registration Statement as




   initially filed with the SEC and of all amendments thereto, other than amendments relating solely to securities other than the Securities.

        (d) As soon as reasonably practicable, to make generally available to its security holders and each of you an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of
   Section 11(a) of the Act and Rule 158 of the rules and regulations of the SEC promulgated under the Act.

        (e) Use its reasonable best efforts to qualify the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Agents may designate and itself to pay, or to reimburse the Agents and their counsel for, reasonable filing fees and actual out-of-pocket expenses in connection therewith in an amount not exceeding $5,000 in the aggregate (including filing fees and expenses paid and incurred prior to the date hereof), provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

        (f) For such period of time after the effective date of this Agreement as the Agents are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith prepare and furnish, at its own expense, to each of you and to dealers (whose names and addresses are furnished to the Company by the Agents) to whom Securities may have been sold by the Agents and, upon request, to any other dealers making such request at such dealers' expense, copies of such amendments to the Prospectus or supplemental information; in such case, the Company promptly will notify the Agents to suspend solicitation of offers to purchase Securities and, if so notified by the Company, the Agents covenant and agree that they shall promptly suspend such solicitation and cease using the Prospectus as then amended or supplemented; upon the filing of an amendment or supplement to the Registration Statement or Prospectus with the SEC or effectiveness of an amendment to the Registration Statement, the Agents may resume the solicitation of offers to purchase Securities hereunder.

        (g) Pay the costs of preparing and reproducing or printing and distributing this Agreement, the Indenture, the Securities, the Registration Statement, the Prospectus (including the cost, if any, of amending or supplementing and distributing the Registration Statement and the Prospectus pursuant hereto) and the Blue Sky Memorandum; the fees of rating agencies, if any; the fees and disbursements of accountants for the Company; the fees and disbursements of the Trustee and counsel for the Trustee, if any; the costs (including counsel fees not to exceed $5,000) of qualifying the Securities for sale under the Blue Sky or other securities laws of certain jurisdictions of the United States of America and of preparing the Blue Sky Memorandum as set forth in Section 4(e) hereof; and the reasonable fees and actual out-of-pocket expenses of Winthrop, Stimson, Putnam & Roberts, as counsel to the Agents.

        (h) Each request by the Company to solicit sales of Securities, each acceptance by the Company of an offer for the purchase of Securities, and each sale of Securities to an Agent pursuant to a Terms Agreement, shall



   be deemed to be an affirmation that the representations of the Company contained in this Agreement are true and correct in all material respects at the time of such request, acceptance or sale, as the case may be, and an undertaking that such representations will be true and correct in all material respects at the time of delivery to the purchaser or its agent, or to an Agent, of the Securities relating to such request, acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

        (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (1) providing solely for the specification of or a change in the interest rates, maturity dates, the issuance prices or other similar terms of any Securities sold pursuant hereto, (ii) incorporating by reference information contained in a Current Report on Form 8-K filed by the Company under the Exchange Act that is (A) filed solely under Item 5 of Form 8-K and (B) not required to be filed to comply with Section 4(f) hereof, (iii) a change related solely to securities other than the Securities or (iv) a change deemed immaterial in the Agents' reasonable judgment, unless in the case of clause (ii) above, in the reasonable judgment of any of you, such information is of such a nature that a certificate of the Company should be delivered), the Company will deliver, or cause to be delivered, forthwith to each of you a certificate of the Company signed by the Chairman of the Board, the President, any Vice President or the Treasurer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, as the case may be, in form and substance reasonably satisfactory to each of you, to the effect that the statements of the Company contained in the certificate referred to in
   Section 6(i) hereof that was last furnished to the Agents (either pursuant to Section 6(i) hereof or pursuant to this Section 4(i)) are true and correct as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of substantially the same tenor as the certificate referred to in Section 6(i) hereof relating to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

        (j) Each time the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) providing solely for the specification of or a change in the interest rates or maturity dates, the issuance prices or other similar terms of any Securities sold pursuant hereto, (ii) incorporating by reference information contained in a Current Report on Form 8-K filed by the Company under the Exchange Act that is (A) filed solely under Item 5 of Form 8-K and (B) not required to be filed to comply with Section 4(f) hereof, (iii) a change related solely to securities other than the Securities or (iv) a change deemed immaterial in the Agents' reasonable judgment, unless in the case of clause (ii) above, in the reasonable judgment of any of you, such information is of such a nature that a certificate of the Company shall be delivered), the Company shall furnish, or cause to be furnished, forthwith to you a written opinion of counsel to the Company (which may include counsel employed by the Company), dated the date of the effectiveness of such amendment or the date of the filing of such supplement, as the case may be, in form and substance reasonably satisfactory to each of you, of substantially the same tenor as the opinion referred to in Section 6(c)



   hereof (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinion) or, in lieu of such opinion, such counsel may furnish to you a letter to the effect that you may rely on such last opinion of such counsel to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that such statements in such last opinion letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter authorizing such reliance).

        (k) If requested, each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemented financial information, the Company shall cause its independent public accountants forthwith to furnish each of you with a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, as the case may be, in form and substance reasonably satisfactory to you, of substantially the same tenor as the letter referred to in Section 6(f), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Results of Operations and Financial Condition" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items.

        (l) Between the date of any applicable Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without the prior consent of the Agent who is a party to such Terms Agreement, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Securities being sold to such Agent pursuant to such Terms Agreement (other than (i) the Securities that are to be sold pursuant to such Terms Agreement, (ii) debt securities previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of the Company's business), except as may otherwise be provided in this Agreement or such Terms Agreement.

        5. Reimbursement of the Agents' Expenses. The Company shall reimburse each of you on a monthly basis for all actual out-of-pocket expenses (including, without limitation, advertising expenses) incurred with the prior approval of the Company in connection with this Agreement.

        6. Conditions of the Agents' Obligations. The obligations of each of you to use your respective reasonable best efforts to solicit offers to purchase the Securities as agent of the Company and to purchase Securities as principal pursuant to any applicable Terms Agreement shall be subject to the fulfillment of the following conditions at or before the applicable date:

        (a) The Company's representations contained herein shall be true in all material respects on the date hereof and such representations, and the



   statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof, shall be true in all material respects at the time of such request for solicitation of offers to purchase the Securities or on and as of the Settlement Date with respect to any applicable Terms Agreement.

        (b) At the Commencement Date, each of you shall receive an opinion of Kaye, Scholer, Fierman, Hays & Handler, Special Counsel to the Company, addressed to each of you, dated the Commencement Date and in form and substance reasonably satisfactory to each of you, substantially stating in effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey; the Company has full corporate power and authority to transact the business in which it is engaged, to own and operate the properties used by it in such business, to undertake the transactions contemplated by the Registration Statement, to execute and deliver this Agreement, the Indenture and the Securities and to perform its obligations hereunder and thereunder.

             (ii) This Agreement has been duly authorized, executed and delivered by the Company.

             (iii) The Indenture has been duly authorized, executed and delivered by the Company; the Indenture has been duly qualified under the Trust Indenture Act; the Securities, upon due authorization, execution and delivery thereof by the Company and due authentication thereof by the Trustee, and the Indenture, assuming due authorization, execution and delivery and delivery thereof by the Trustee, will be the legal, valid and binding obligations of the Company; and the Securities, upon due authorization, execution and delivery by the Company and due authentication thereof by the Trustee, will be entitled to the benefit of the Indenture.

             (iv) The making of and the performance by the Company under this Agreement, the Indenture and the Securities and the carrying out by the Company of the terms hereof and thereof do not violate or conflict with any statutory or constitutional provision applicable to the Company or any provision of the Company's Articles of Incorporation or By-Laws or any indenture, mortgage, deed of trust, agreement or other instrument filed as an exhibit to the Registration Statement.

             (v) The statements contained in the Registration Statement and the Prospectus under the captions "Description of Debt Securities" and ["Supplemental Description of the Notes," except under the subheading "Book Entry Notes,"] insofar as they relate to provisions of the Securities and the Indenture, are accurate in all material respects.

             (vi) The Registration Statement, when it became effective, and the Prospectus, when it was filed with, or transmitted for filing to, the SEC pursuant to Rule 424, each appeared on its face to be responsive in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations promulgated thereunder by the SEC (except as to the financial statements and schedules and other financial, engineering and statistical data contained in the Registration Statement, the Prospectus or documents incorporated in the Prospectus as to which such counsel need express no opinion).



             (vii) The Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

        In rendering their opinion, such counsel may rely, as to matters of New Jersey law, on the opinion of Mary Patricia Keefe, Esq., Group Vice President and General Counsel of Elizabethtown Gas Company, a Division of the Company ("EGC"), referred to in Section 6(c) hereof, dated the Commencement Date and addressed to each of you, and, as to factual matters, on certificates of public officials and officers of the Company, provided that copies of such opinion and certificates shall be furnished to each of you and, provided further, that, in the case of any such reliance, such counsel shall state that they believe that they and each of you are justified in relying on such opinion and certificates for such matters.

        In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of Winthrop, Stimson, Putnam & Roberts, representatives of the independent public accountants of the Company, representatives of the Agents and Mary Patricia Keefe, Esq., Group Vice President and General Counsel of EGC, at which the contents of the Registration Statement and the Prospectus were discussed and, although in rendering the opinion expressed in subparagraph (vi) above and the other opinions expressed in such opinion letter, such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as and to the extent stated in subparagraph (v) above), on the basis of the foregoing, nothing has come to the attention of such counsel that leads them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, at the time the Prospectus was filed with the SEC pursuant to Rule 424, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial, engineering and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and that part of the Registration Statement that constitutes the Statement of Eligibility).

        (c) At the Commencement Date, each of you shall receive an opinion of Mary Patricia Keefe, Esq., Group Vice President and General Counsel of EGC, addressed to each of you, dated the Commencement Date and in form and substance reasonably satisfactory to each of you, substantially stating in effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey and is duly qualified to do business in the States of Florida, Maryland, New York and North Carolina and the Commonwealth of Pennsylvania; the Company has full power and authority to transact the



   business in which it is engaged, to own and operate the properties used by it in such business, to undertake the transactions contemplated by the Registration Statement, to execute and deliver this Agreement, the Securities and the Indenture and to perform its obligations hereunder and thereunder; the conduct of the Company's business does not make the qualification or licensing of the Company as a foreign corporation necessary in any other state or jurisdiction where failure so to qualify would adversely affect the transactions contemplated by this Agreement or the Registration Statement or have a material adverse effect on the financial condition of the Company; and the Company has the franchises requisite to its business except for such franchises which would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

             (ii) The Indenture has been duly authorized, executed and delivered by the Company; the Securities, upon due authorization, execution and delivery thereof by the Company and due authentication thereof by the Trustee, and the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, will be the legal, valid and binding obligations of the Company; and the Securities, upon due authorization, execution and delivery thereof by the Company and due authentication thereof by the Trustee, will be entitled to the benefit of the Indenture.

             (iii) This Agreement and the Terms Agreement, if applicable, have been duly authorized, executed and delivered by the Company.

             (iv) The making of and the performance by the Company under the Indenture, the Securities, this Agreement and the Terms Agreement, if applicable, and the carrying out by the Company of the terms thereof and hereof do not violate or conflict with any statutory or constitutional provision applicable to the Company or any provision of the Company's Articles of Incorporation or By-Laws or any indenture, mortgage, deed of trust, agreement or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties may be bound or any regulation, court order or consent decree to which the Company or any of its subsidiaries is subject other than those conflicts or violations which would not have a material adverse effect on the general affairs or the financial position or the net assets of the Company and its subsidiaries taken as a whole.

             (v) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to her knowledge, threatened against the Company (or, to her knowledge, any meritorious basis therefor) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Agreement, any applicable Terms Agreement, and the Registration Statement, the validity or enforceability of this Agreement, the Securities, the Indenture or any applicable Terms Agreement, the corporate existence or powers of the Company, the business, properties or financial condition of the Company and its subsidiaries taken as a whole or the operation by the Company or its subsidiaries of its properties.

             (vi) The Board of Public Utilities of the State of New Jersey has issued appropriate orders with respect to the execution, delivery and performance by the Company of this Agreement, any applicable Terms Agreement, the Indenture and the Securities, and no other regulatory



   approval or consent is required to be obtained, nor is any filing with any governmental entity required to be made under the laws of the State of New Jersey or under federal law by the Company in connection with the execution, delivery and performance of this Agreement, any applicable Terms Agreement, the Indenture or the Securities or the consummation of the transactions contemplated hereby or thereby other than in connection with any Prospectus Supplement and any Pricing Supplement to be filed or transmitted for filing under the Act after the date hereof; provided, however, that such counsel shall not be required to express an opinion with respect to the necessity for any (a) action under the laws of the States of Florida, Maryland, New York or North Carolina or the Commonwealth of Pennsylvania, as to which matters each of you are relying upon the opinions, each dated the Commencement Date and addressed to each of you, of McWhirter, Reeves, McGlothlin, Davidson & Bakas; Piper & Marbury; Cullen & Dykman; Brooks, Pierce, McLendon, Humphrey & Leonard; and Malatesta, Hawke & McKeon, respectively (or in the case of any of the foregoing counsel, other counsel reasonably acceptable to each of you), and (b) qualification or other action under the Blue Sky or securities laws of any jurisdiction.

             (vii) The documents incorporated by reference in the Registration Statement, when they were filed with the SEC, complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules and regulations of the SEC thereunder.

             (viii) The Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

             In rendering her opinion, such counsel may rely, as to matters of Florida, Maryland, New York, North Carolina and Pennsylvania law, on the opinions of McWhirter, Reeves, McGlothlin, Davidson & Bakas; Piper & Marbury; Cullen & Dykman; Brooks, Pierce, McLendon, Humphrey & Leonard; and Malatesta, Hawke & McKeon, respectively (or in the case of any of the foregoing counsel, other counsel reasonably acceptable to each of you), each such opinion dated the Commencement Date and addressed to each of you, and as to factual matters on certificates of public officials and officers of the Company, provided that copies of such opinions and certificates shall be furnished to each of you and, provided further, that, in the case of any such reliance, she shall state that she believes that she and each of you are justified in relying on such opinions and certificates for such matters.

             In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Agents, representatives of Kaye, Scholer, Fierman, Hays & Handler, special counsel for the Company, and representatives of Winthrop, Stimson, Putnam & Roberts at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing nothing has come to the attention of such counsel that causes her to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment



   became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, at the time the Prospectus was filed with the SEC pursuant to Rule 424 and at the date of such opinion, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial, engineering and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and that part of the Registration Statement that constitutes the Statement of Eligibility).

             (d) At the Commencement Date, each of you shall receive an opinion of Winthrop, Stimson, Putnam & Roberts, addressed to each of you, dated the Commencement Date and in form and substance reasonably satisfactory to each of you, substantially stating in effect that:

                  (i) The Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

                  (ii) The descriptions and summaries of the Securities, this Agreement and the Indenture contained in the Registration Statement and the Prospectus under the captions "Description of Debt Securities," "Plan of Distribution" and ["Supplemental Description of the Notes," except under the subheading "Book Entry Notes,"] are accurate and fairly present the information purported to be shown with respect thereto.

                  (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                  (iv) The Indenture has been duly authorized, executed and delivered by the Company; the Indenture has been qualified under the Trust Indenture Act; the Securities, upon due authorization, execution and delivery thereof by the Company and due authentication thereof by the Trustee, and the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, will be the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Securities, upon due authorization, execution and delivery thereof by the Company and due authentication thereof by the Trustee, will be entitled to the benefit of the Indenture.

                  (v) The Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the SEC (except in each case as to the financial statements and schedules and other financial, engineering and statistical data contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the SEC thereunder.



             In passing upon the forms of the Registration Statement and the Prospectus, such counsel may necessarily assume the correctness and completeness of the statements made and information included therein by the Company and take no responsibility therefor, except as set forth in subparagraph (ii) above and except insofar as such statements and information relate to such counsel. In addition, such counsel shall state that, in the course of the preparation of the Registration Statement and the Prospectus, such counsel has had conferences with certain of the officers and employees of the Company, with the Agents, with Kaye, Scholer, Fierman, Hays & Handler, special counsel for the Company, with the independent public accountants for the Company and with Mary Patricia Keefe, Esq., Group Vice President and General Counsel of EGC, and reviewed the documents listed in the Registration Statement as being incorporated therein by reference and, on the basis of the foregoing, nothing has come to the attention of such counsel that leads them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, at the time the Prospectus was filed with the SEC pursuant to Rule 424, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial, engineering and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and that part of the Registration Statement that constitutes the Statement of Eligibility).

             In rendering their opinion, such counsel may rely, as to matters of New Jersey law, on the opinion of Mary Patricia Keefe, Esq., Group Vice President and General Counsel of EGC, referred to in Section 6(c) hereof, dated the Commencement Date and addressed to each of you, and, as to factual matters, on certificates of public officials and officers of the Company, provided that copies of such opinion and certificates shall be furnished to each of you and, provided further, that, in the case of any such reliance, such counsel shall state that they believe that they and each of you are justified in relying on such opinion and certificates for such matters.

        (e) At the Commencement Date, each of you shall receive an opinion of each of McWhirter, Reeves, McGlothlin, Davidson & Bakas; Piper & Marbury; Cullen & Dykman; Brooks, Pierce, McLendon, Humphrey & Leonard; and Malatesta, Hawke & McKeon, respectively (or in the case of any of the foregoing counsel, other counsel reasonably acceptable to the Agents), addressed to each of you, each dated the Commencement Date and in form and substance reasonably satisfactory to each of you, substantially to the effect set forth in Exhibits B-1 through B-5 attached hereto.

        (f) At the Commencement Date, each of you shall receive a letter or letters of the Company's independent public accountants, addressed to each of you, dated the Commencement Date and in form and substance reasonably satisfactory to each of you, substantially to the effect set forth in Exhibit C attached hereto if each of you provides the Company and such independent public accountants, a representation letter substantially in the form of Exhibit D attached hereto, or covering the matters set forth




   in Exhibit E attached hereto if each of you do not provide such representation letter.

        (g) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

        (h) Between the time of the execution of this Agreement and each Settlement Date, no materially adverse change in the general affairs or in the financial position or net assets of the Company and its subsidiaries, taken as a whole, from that shown in the Registration Statement or the Prospectus has occurred, other than changes disclosed by or contemplated in the Registration Statement or the Prospectus.

        (i) The Company shall, at the Commencement Date, deliver to each of you a certificate of its Chairman of the Board, its President, any of its Vice Presidents or its Treasurer to the effect that the conditions set forth in paragraphs (a), (g), (h) and (k) of this Section 6 have been met, that they are true in all material respects as of such date and attaching true and complete copies of each order required from the Utility Commissions in connection with the issuance of the Securities.

        (j) The Company shall have furnished to each of you and your counsel such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Commencement Date as each of you or such counsel may reasonably request.

        (k) The Company shall have performed, in all material respects, such of its obligations under this Agreement that are to be performed at or before the Commencement Date or the Settlement Date with respect to any applicable Terms Agreement, if called for by such Terms Agreement.

        (l) At the Settlement Date with respect to any applicable Terms Agreement, the Securities shall have been duly authorized, executed and authenticated in accordance with the provisions of the Indenture and any applicable orders of the Utility Commissions.

        (m) At the Settlement Date with respect to any applicable Terms Agreement, the Indenture shall be in full force and effect, shall have become and shall be qualified under the Trust Indenture Act and shall not have been amended, modified, or supplemented subsequent to the date of such Terms Agreement except as may have been disclosed in the Prospectus or agreed to in writing by the Agents.

        (n) With respect to any applicable Terms Agreement, the Registration Statement shall have become effective on or before the Settlement Date with respect to such Terms Agreement and shall be effective on the Settlement Date with respect to such Terms Agreement. The Prospectus shall have been filed with the SEC pursuant to Rule 424 under the Act on or before the date required for such filing pursuant to such Rule.









        [Provision applicable only if debt service insurance option elected by the Company.]

        [(o) At the Settlement Date with respect to any applicable Terms Agreement, in the event that a debt service insurance policy is obtained, an effective debt service insurance policy.]

        7. Conditions of the Company's Obligations. The obligation of the Company to sell and deliver the Securities is subject to the fulfillment of the following conditions at the Settlement Date with respect to any applicable Terms Agreement:

        (a) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

        (b) Concurrently with or prior to the delivery of the Securities to you, the Company shall receive the full purchase price to be paid for such Securities.

        (c) There shall be in full force and effect authorizations of each of the Utility Commissions that are required with respect to the participation of the Company in the transactions contemplated herein and in the Registration Statement or the Prospectus, and none of such authorizations shall contain a provision unacceptable to the Company, it being agreed that all such authorizations existing on the date of this Agreement do not contain any such unacceptable provisions other than any provision that the Company has informed the Agents, on or prior to the date hereof, is unacceptable to the Company.

        (d) The Agents' representations hereunder shall be true in all material respects on the date hereof, and such representations shall be true in all material respects on and as of the Settlement Date with respect to any applicable Terms Agreement.

        In case any of the conditions specified in this Section 7 shall not have been fulfilled, the applicable Terms Agreement and the Company's obligation to participate in the transactions contemplated herein may be terminated by the Company upon mailing or delivering written notice thereof to any Agents. Any such termination shall be without liability of any party to any other party except to the extent provided in Sections 5 and 9 hereof.

        8. Termination. This Agreement may be terminated at any time by the Company or by any Agent on behalf of such Agent upon the giving of written notice of such termination to the other parties hereto. Any Terms Agreement may be terminated, prior to the Settlement Date relating to such Terms Agreement, by any Agent who is a party thereto if, at any time prior to such Settlement Date, any of the following occurs:

        (a) trading in securities listed on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation system ("NASDAQ") shall have been generally suspended, or trading in Company securities on any exchange or NASDAQ on which such securities are traded shall have been suspended, or minimum prices shall have been generally established on the New York Stock Exchange, the American Stock Exchange or NASDAQ, or a general banking moratorium shall



   have been declared either by the United States of America or New York State authorities, or the United States of America shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States of America as, in such Agent's reasonable judgment, to make it impracticable to market the Securities;

        (b) any event or condition which, in the reasonable judgment of such Agent, renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information, including, without limitation, the financial statements, contained or incorporated by reference in the Registration Statement or the Prospectus, or which requires that information not reflected in such Registration Statement or the Prospectus should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time; or

        (c) a downgrading or withdrawal of any rating of the Securities by a nationally recognized statistical rating organization which, in the reasonable judgment of the Agents, may substantially impair the marketability or reduce the market price of the Securities.

        If any Agent elects to terminate this Agreement or any applicable Terms Agreements to which such Agent is a party as provided in this
   Section 8, the Company and each other party hereto shall be notified promptly in writing by letter or telegram.

        If the sale of any Securities pursuant to any Terms Agreement is not consummated by an Agent who is a party to such Terms Agreement for any reason permitted under this Agreement or any applicable Terms Agreement or if such sale is not consummated because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(g), 5 and 9 hereof) and the Agents shall be under no obligation or liability to the Company under this Agreement or any applicable Terms Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

        9.   Indemnity by the Company and the Agents.

        (a) The Company agrees to indemnify, defend and hold harmless each Agent and any person who controls any Agent within the meaning of
   Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including, without limitation, the reasonable cost of investigation) which, jointly or severally, such Agent or such controlling person may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in



   writing to the Company by, or on behalf of, any Agent expressly for use with reference to such Agent in the Registration Statement or the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information necessary to make such information not misleading, provided, however, that the indemnity agreement contained in this Section 9(a) with respect to the Registration Statement or the Prospectus shall not inure to the benefit of any Agent (or to the benefit of any person controlling such Agent) from whom the person asserting any such loss, expense, liability or claim purchased the Securities which are the subject thereof if the Prospectus or any amended Prospectus corrected any such alleged untrue statement or omission and if such Agent failed to send or give a copy of the Prospectus or any amended Prospectus, as the case may be, to such person at or prior to the written confirmation of the sale of such Securities to such person.

             If any action is brought against an Agent or a controlling person of an Agent in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Agent or such controlling person, as the case may be, shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including, without limitation, the employment of counsel (which counsel shall be reasonably satisfactory to such person or entity, as the case may be) and payment of reasonable expenses related thereto. Such Agent and such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Agent or such controlling person, as the case may be, unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Company (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld.

        (b) Each Agent severally agrees to indemnify, defend and hold harmless the Company, each of its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or
   Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including, without limitation, the reasonable cost of investigation) which, jointly or severally, the Company or any such director, officer or controlling person may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing to the Company by, or on behalf of, such Agent expressly for use with reference to such Agent in the Registration Statement or the Prospectus or any amendment or supplement thereto, or



   arises out of or is based upon any omission or alleged omission to state a material fact in connection with such written information necessary to make such written information, in the light of the circumstances under which such written information is used, not misleading.

             If any action is brought against the Company or any director, officer or controlling person of the Company in respect of which indemnity may be sought against any Agent pursuant to the foregoing paragraph, the Company or any such director, officer or controlling person shall promptly notify such Agent in writing of the institution of such action and such Agent shall assume the defense of such action, including, without limitation, the employment of counsel (which counsel shall be reasonably satisfactory to such person or entity, as the case may be) and payment of reasonable expenses related thereto. The Company and such director, officer and controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Agent in connection with the defense of such action or such Agent shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Agent (in which case such Agent shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by such Agent (it being understood, however, that such Agent shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Agent shall be liable for any settlement of any claim or action effected without the written consent of such Agent, which consent shall not be unreasonably withheld.

        (c) If the indemnification provided in this Section 9 is unavailable to an indemnified party under paragraphs (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Agents on the other in connection with the statements or omissions that resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agents on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts, if acting as principal, and commissions, if acting as an agent, but before deducting expenses) received by the Company bear to the total underwriting discounts, if acting as a principal, and commissions, if acting as an agent, received by the Agents. The relative fault of the Company on the one hand and of the Agents on the other shall be determined by reference to, among other things, whether the untrue statement or



   alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Agents, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

        (d) The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (c) of this Section 9. Notwithstanding the provisions of this Section 9, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to the public were offered to the public, if acting as a principal, or commissions received from the Company, if acting as an agent, exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations to contribute pursuant to this Section 9 are several and not joint.

        (e)  The indemnity and contribution agreements contained in this
   Section 9 and the covenants and representations of the Company and the Agents contained in this Agreement shall remain in full force and effect regardless of any investigation made by, or on behalf of, any Agent, or any person who controls any Agent within the meaning of Section 15 of the Act, or by, or on behalf of, the Company, each of its directors, officers or any person who controls the Company within the meaning of Section 15 of the Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Agent agree promptly to notify the others of the commencement of any litigation or proceeding against it or any person who controls it within the meaning of
   Section 15 of the Act and, in the case of the Company, against any of its officers and directors, in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, the Prospectus or any amendment or supplement thereto.

        10. Position of the Agent. In soliciting offers to purchase the Securities, you are acting solely as agent for the Company and not as principal. You shall make reasonable commercial efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities has been solicited by an Agent and accepted by the Company, but no Agent shall have any liability to the Company in the event any such purchase is not consummated for any reason.

        11. Parties at Interest. The agreement herein set forth has been and is made solely for the benefit of the Agents, the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association, corporation or other entity (including, without limitation, a purchaser, as such




   purchaser, from one or more of the Agents) shall acquire or have any right under or by virtue of this Agreement.

        12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Agents, shall be sufficient in all respects if delivered or sent to the Agents at the address set forth in Schedule A attached hereto and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 550 Route 202-206, P.O. Box 760, Bedminster, New Jersey 07921-0760, Attention: Corporate Secretary.

        13. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

        14. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any conflict of law provisions thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
        If the foregoing correctly sets forth the understanding between the Company and you, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the Agents, severally.

                                 Very truly yours,


                                 NUI CORPORATION




                                 By:
                                     Name:
                                     Title

   Accepted and agreed to as of the
   date first above written.


   [AGENT]



   By:
       Name:
       Title:




   [AGENT]



   By:



       Name:
       Title:



   [AGENT]



   By:
       Name:
       Title:










































                                   SCHEDULE A


   Registration Statement No.:

   Effective Date of Registration Statement:

   Names of Agents:

   Addresses for Notice:




   Counsel for Agents:

   Address of Counsel for Agents:




   The Company agrees to pay the Agents an aggregate commission equal to the following percentage of the principal amount of each Security sold by such
   Agent:

                                                     Commission
                                                   (Percentage of
                                                      Aggregate
                                                 Principal
                      Range of Security               Amount of
                   Maturities                      Securities Sold













    More than:     9 months to less than 12             .125%
                   months                               .150%
                   12 months to less than 18            .200%
                   months                               .250%
                   18 months to less than 24            .350%
                   months                               .450%
                   24 months to less than 36            .500%
                   months                               .550%
                   36 months to less than 48            .600%
                   months                               .625%
                   48 months to less than 60            .700%
                   months                               .750%
                   60 months to less than 72      To be negotiated
                   months
                   72 months to less than 84
                   months
                   84 months to less than 120
                   months
                   120 months to less than 180
                   months
                   180 months to less than 240
                   months
                   240 months to less than 360
                   months
                   360 months or more




































                                                                    EXHIBIT A

                                MEDIUM TERM NOTES
                                 TERMS AGREEMENT

                               __________ __, 199_

   Attention:

        Re: Distribution Agreement, dated __________ __, 199_, by and between NUI Corporation (the "Company") and
                                        (the "Distribution Agreement")

        The undersigned agrees to purchase the following $_______ principal amount of your Medium Term Notes further described as follows:

        Interest Rate:

        Maturity Date:

        Purchase Price:

        Settlement Date and Time:

        Place of Delivery:

        (Other terms)

        [Provisions regarding debt service insurance, if any.]


                                        [Name of the Agent]



                               By:
                                   Name:
                                   Title:


   Accepted on this ___ day of ________________, _____:

   NUI CORPORATION


   By:______________________
       Name:
       Title:













                                                                  EXHIBIT B-1

    [Letterhead of McWhirter, Reeves, McGlothlin, Davidson & Bakas or other
            Florida Counsel reasonably acceptable to the Purchasers]



                                                     [Date]


   The Agents
     Who are parties to the Distribution
     Agreement, dated __________ __, ____
     (the "Agreement"), relating to the
     Securities referenced to below

          Mary Patricia Keefe, Esq.
          Vice President and General Counsel
          Elizabethtown Gas Company
          One Elizabethtown Plaza
          Union, New Jersey 07083

          Kaye, Scholer, Fierman, Hays & Handler
          425 Park Avenue
          New York, New York 10022

          Winthrop, Stimson, Putnam & Roberts
          One Battery Park Plaza
          New York, New York 10004


               Re:  $______ ,____________
                      of NUI Corporation


                    We have acted as local counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the execution and delivery of the Agreement to the Agents.

                    In such capacity, we have examined originals or copies, identified to our satisfaction, of the Agreement, the form of the Securities (as defined in the Agreement), the form of the Indenture (as defined in the Agreement), any applicable Terms Agreement and such other documents and instruments as we have deemed necessary or appropriate. We have also examined such certificates, documents and records of officers of the Company and public officials as we have deemed necessary in connection with the opinions hereinafter set forth.

                    Based upon the foregoing, we are of the opinion that:

                    1. The Company is duly qualified to do business in the State of Florida and has full power and authority under the laws of the State of Florida to transact the business in which it is engaged in the State of Florida and to own and operate the properties used by it in such business.



                                      B-1-1


                    2. The Florida Public Service Commission has issued appropriate orders with respect to authorizing the execution, delivery and performance by the Company of the Agreement, any applicable Terms Agreement, the Indenture and the Securities and no other approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of Florida in connection with the execution, delivery and performance of the Agreement, any applicable Terms Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction of the United States of America.

                    The reference to filings required by governmental authorities or approvals and consents does not encompass informational, post-closing "consummation reports" routinely submitted to the Florida Public Service Commission after it has provided the requisite authority for the transaction.

                    We express no opinion regarding any law other than the laws of the State of Florida.


                                                  Very truly yours,

































                                      B-1-2


                                                                EXHIBIT B-2

               [Letterhead of Piper & Marbury or other Maryland Counsel
                       reasonably acceptable to the Purchasers]

                                                       [Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the State of Maryland and has full power and authority under the laws of the State of Maryland to transact the business in which it is engaged in the State of Maryland and to own and operate the properties used by it in such business.

                    2. No approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of Maryland in connection with the execution, delivery and performance of the Agreement, any applicable Terms Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.



































                                        B-2-1


                                                                EXHIBIT B-3

               [Letterhead of Cullen & Dykman or other New York Counsel
                       reasonably acceptable to the Purchasers]

                                                       [Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the State of New York and has full power and authority under the laws of the State of New York to transact the business in which it is engaged in the State of New York and to own and operate the properties used by it in such business.

                    2. The Public Service Commission of the State of New York has issued appropriate orders with respect to the execution, delivery and performance by the Company of the Agreement, any applicable Terms Agreement, the Indenture and the Securities, and no other approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of New York in connection with the execution, delivery and performance of the Agreement, any applicable Terms Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.































                                        B-3-1


                                                                EXHIBIT B-4

            [Letterhead of Brooks, Pierre, McLendon, Humphrey & Leonard or other
            North Carolina Counsel reasonably acceptable to the Purchaser]

                                                       [Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the State of North Carolina and has full corporate and regulatory power and authority under the laws of the State of North Carolina to transact the business in which it is engaged in the State of North Carolina and to own and operate the properties used by it in such business.

                    2. No approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of North Carolina in connection with the execution, delivery and performance of the Agreement, any applicable Terms Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.

















                                        B-4-1


                                                                EXHIBIT B-5

            [Letterhead of Malatesta, Hawke, McKeon or other Pennsylvania
                   Counsel reasonably acceptable to the Purchasers]

                                                       [Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the Commonwealth of Pennsylvania and has full power and authority under the laws of the Commonwealth of Pennsylvania to transact the business in which it is engaged in the Commonwealth of Pennsylvania and to own and operate the properties used by it in such business.

                    2. The Public Utility Commission of the Commonwealth of Pennsylvania has issued the appropriate Secretarial Letter with respect to the execution, delivery and performance by the Company of the Agreement, any applicable Terms Agreement, the Indenture and the Securities, and no other approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the Commonwealth of Pennsylvania in connection with the execution, delivery and performance of the Agreement, any applicable Terms Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.
















                                        B-5-1


                                                                  EXHIBIT C



                        Matters to be set forth in letter from
                    Independent Public Accountants for the Company


                    The letter will state in effect that (I) with respect to the Company they are independent public accountants within the meaning of the Act, (II) in their opinion, the audited consolidated financial statements included in the Company's 10-K Report for the most recent fiscal year-end (the "10-K Report") and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934, (the "Exchange Act") and the published rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder with respect to annual reports on Form 10-K, (III) they consent to the incorporation by reference in the Registration Statement of their report, dated __________ __, ____, appearing in the 10-K Report and to the reference to them under the caption "Experts" in the Registration Statement, (IV) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of: (A) reading of the minutes of the Board of Directors of the Company and its subsidiaries subsequent to the most recent fiscal year-end, as set forth in the minute books to a specified date not more than five business days prior to the Closing, (B) reading the unaudited condensed consolidated financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and (C) making inquiries of officials of the Company and its subsidiaries who have responsibility for financial and accounting matters, nothing has come to their attention that caused them to believe that (a) the unaudited condensed consolidated financial statements incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations of the SEC thereunder with respect to reports on Form 10-Q or are not presented fairly in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the most recent audited consolidated financial statements incorporated by reference in the Registration Statement, (b) at a specified date not more than five business days prior to the date of this letter there was any change in capital stock, short-term debt or long-term debt or any decrease in the net assets of the Company and its subsidiaries consolidated as compared with the corresponding amounts shown in the most recent unaudited consolidated balance sheet incorporated by reference in the Registration Statement, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, and except for such other changes or decreases as the Agents shall, in their sole discretion, accept, or (c) for the period from __________ __, ____, through a specified date not more than five business days prior to the date of this letter there were any decreases in total consolidated operating revenues or net income, as compared with the



          corresponding period in the preceding year, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, and except for such other changes or decreases as the Purchasers shall, in their sole discretion, accept, and (V) they have performed specified procedures set forth in detail in such letter in connection with certain data set forth or incorporated by reference in the Registration Statement, as reasonably requested by the Agents and which are expressed in dollars or percentages derived from dollar amounts, and have found such data to be in agreement with the general accounting records of the Company.



































                                                                  EXHIBIT D
          [Independent Public Accountants]:

                                   , as principal or agent, in the purchase
          of $________ _________________________  to be issued by NUI
          Corporation (the "Company"), will be reviewing certain information relating to the Company that will be included or incorporated by reference in the Registration Statement, which may be delivered to investors and utilized by them as a basis for their investment decision. We hereby request that you deliver to us a "comfort" letter concerning the financial statements of the Company and certain statistical and other data included in the offering document. The procedures we wish you to perform are outlined in the purchase agreement.




          __________________________
                                                  (Principal or Agent)















                                                                  EXHIBIT E

                    [Letterhead of Independent Public Accountants]




                                 [Commencement Date]

          Company Name
          Company Address



          Dear Sirs:

               We have audited the consolidated balance sheets and statements of consolidated capitalization of NUI Corporation and subsidiaries (the "Company") as of September 30, ____ and ____, and the related statements of consolidated income, cash flows, taxes and shareholders' equity for the three years in the period ended September 30, ____, and the related consolidated financial statement schedules all included in the Company's Annual Report on Form 10-K for the year ended September 30, ____ (the "____ Form 10-K"), which is incorporated by reference in the Registration Statement filed with the Securities and Exchange Commission (the "SEC") in connection with the issuance and sale of $ ___________ principal amount of _________________________ of the Company. Our report with respect thereto, dated ________________, is included in the ____ Form 10-K which is incorporated by reference in the Registration Statement. The Registration Statement as filed with the SEC on ______________, including the documents incorporated therein, is herein referred to as the "Registration Statement."

               We have not audited any financial statements of the Company as of any date or for any period subsequent to September 30, ____; although we have conducted an audit for the year ended September 30, ____, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the consolidated financial statements as of September 30, ____, and for the year then ended, but not on the financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheets as of December 31, ____, March 31, ____, and June 30, ____, and the unaudited consolidated statements of income, shareholder's equity, and cash flows for the three-month periods ended December 31, ____ and ____, and the three and six-month periods ended March 31, ____ and ____; and the three and nine-month periods ended June 30, ____ and ____, included in the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, ____ (the "December Form 10-Q") and March 31, ____ (the "March Form 10-Q"), and June 30, ____ (the "June Form 10-Q"), respectively, which are incorporated by reference in the Registration Statement, or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to September 30, ____.



               We are independent certified public accountants with respect to the Company under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings.

               At your request, we have performed the following agreed-upon procedures to ___________ (our work did not extend to the period from ____________ to ___________, ____, inclusive), as follows:

            1. We have read the minutes of meetings of the Board of Directors of the Company and its subsidiaries subsequent to September 30, ____ as set forth in the minute books at __________________, officials of the Company advising us that the minutes of all such meetings through that date were set forth therein or furnished to us in said draft or agenda form.

            2. With respect to the three-month periods ended December 31, ____ and ____, and the three and six-month periods ended March 31, ____ and ____, and the three and nine-month periods ended June 30, ____ and ____, we have:

               (a) Read the unaudited consolidated balance sheets as of December 31, ____, March 31, ____ and June 30, ____,
                    and unaudited consolidated statements of income, shareholder's equity, and cash flows of the Company for the three-month periods ended December 31, ____ and ____, the three and six-month periods ended March 31,
                    ____ and ____, and the three and nine-month periods ended June 30, ____ and ____, included in the December Form 10-Q, March Form 10-Q, and the June Form 10-Q, respectively, which are incorporated by reference in the Registration Statement.

               (b) Made inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited consolidated financial statements referred to in (a) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the ____ Form 10-K which is incorporated by reference in the Registration Statement and comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the SEC. Those officials stated that the unaudited consolidated financial statements, other than the effect of the adoption on October 1, 1993, of Financial Accounting Standards Board Statement No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," and Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes," as discussed in Security No. 1 included in the ____ Form 10-K which is incorporated by reference in the Registration Statement, are in conformity with generally accepted accounting principles applied on a basis substantially consistent



                    with that of the audited consolidated financial statements and comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the SEC.

               Had we performed additional procedures or had we audited the Company's December Form 10-Q, March Form 10-Q and June Form 10-Q in accordance with generally accepted auditing standards other matters might have come to our attention that would have been reported to you.

            3. We have made inquiries of certain Company officials who have responsibility for financial and accounting matters regarding whether (a) there was any change at ______________, ____, in capital stock, short-term debt or long-term debt of the Company or its subsidiaries or any decrease in net assets of the Company or its subsidiaries as compared with amounts shown on the June 30, __________ unaudited consolidated balance sheet, included in the June Form 10-Q which is incorporated by reference in the Registration Statement or (b) for the period from July 1, ____ to __________ 1994, there were any decreases, as compared with the corresponding period in the preceding year, in total consolidated operating revenue or net income. Those officials referred to above stated that there were no such changes or decreases. Officials of the Company also have advised us that the Company has prepared no financial statements as of any date or for any period subsequent to June 30, ____.

               The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments above, nor would they necessarily disclose changes in specified financial statement line items, inconsistencies in the application of generally accepted accounting principles, or other matters. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes.

            4. With respect to other financial information set forth in the Registration Statement on the indicated pages we have:

               ITEM           PAGE DESCRIPTION         PROCEDURES AND
          FINDINGS



               Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to herein, or any other period, did we



               perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above, and accordingly, we express no opinion thereon.

               It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for the purposes of the procedures enumerated in the preceding paragraph; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above. Further, we have addressed ourselves solely to the foregoing data as set forth in the Registration Statement and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

            5. This report is solely for the information of the addressees and to assist the Agent in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the bonds covered by the Registration Statement, and it is not to be used, circulated, quoted, or otherwise referred to within or without the Agent for any other purpose.

            6. We have no responsibility to update the procedures described herein for events and circumstances occurring after _________, ____.

                                             Very truly yours,


                                             [INDEPENDENT PUBLIC
          ACCOUNTANTS]


























                                                                    ANNEX A








                     Medium Term Notes Administrative Procedures


            The Administrative Procedures set forth herein relate to the Securities defined in the Distribution Agreement, dated [
          ], 199_ (the "Distribution Agreement"), by and between NUI Corporation, a New Jersey corporation (the "Company") and the agent with respect to the Securities as set forth in Schedule A ("Schedule A") attached to the Distribution Agreement as agent (the "Agent"). Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented, or the Indenture.

            The procedures to be followed with respect to the settlement of sales of Securities (hereinafter sometimes referred to as "Securities") directly by the Company to purchasers solicited by the Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by the Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and the Agent otherwise agree as provided in Section 1(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below.

            The Company will advise the Agent in writing of those persons at the Company with whom the Agent is to communicate regarding offers to purchase Securities and the related settlement details.

            Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the trustee set forth in Schedule A (the "Trustee"), as agent for the Depository Trust Company (the "Depository"), and recorded in the book-entry system maintained by the Depository (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by the Agent, as set forth in the applicable Pricing Supplement (as defined below). An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

            Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.





          PART I:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

          Posting Rates by Company:

            The Company and the Agent will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by the Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agent to suspend solicitation of offers until the new posted rates have been established with the Agent.

          Acceptance of Offers by Company:

            The Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by the Agent. Such advice shall include all of the Sale Information (as defined below) other than (1) the taxpayer identification number and address included in item 8 thereof and (2) the information required by item 9 thereof. The Agent may, in its reasonable discretion, reject any offer received by it in whole or in part which offer the Agent considers to be unacceptable. The Agent also may make offers to the Company to purchase Certificated Securities for its own account. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

            The Company will promptly notify the Agent of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Agent and the Trustee.

          Communication of Sale Information to Company by Agent:

            After the acceptance of an offer by the Company, the Agent will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other reasonable written means:

            (1)     principal amount of Securities to be purchased;

            (2)     interest rate and the initial Interest Payment Date;

            (3)     maturity date;

            (4)     issue price;

            (5)     Agent's commission;

            (6)     net proceeds to the Company;

            (7)     Settlement Date (as defined below);




            (8) name, address and taxpayer identification number of the registered owner(s);

            (9) denomination of certificates to be delivered at settlement; and

            (10) that the Securities will be issued as Certificated
          Securities.

          Preparation of Pricing Supplement by Company:

            If the Company accepts an offer to purchase a Certificated Security, it will prepare a pricing prospectus supplement reflecting the terms of such Certificated Security (the "Pricing Supplement"). The Company will supply to the Agent the number of copies of such Pricing Supplement requested by the Agent, not later than 5:00 p.m., New York City time, on the Business Day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement duly filed with the Securities and Exchange Commission (the "SEC") not later than the close of business of the SEC on the second Business Day following the date on which such Pricing Supplement is first used.

          Delivery of Confirmation and Prospectus to Purchaser by Agent:

            The Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale, delivery and payment instructions. In addition, the Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) relating to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (1) the confirmation of sale or
          (2) the Certificated Security.

          Date of Settlement:

            All offers solicited by the Agent or made by the Agent and accepted by the Company will be settled on a date (the
          "Settlement Date") which is the fifth Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement on any other Business Day.

          Instruction from Company to Trustee for Preparation of Certificated Securities:

            After receiving the Sale Information from the Agent and accepting the offer related thereto, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other reasonable written means.

            The Company will instruct the Trustee by facsimile transmission or other reasonable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction



          will be given by the Company prior to 3:00 p.m., New York City time, on the second Business Day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities, in which case such instruction will be given by the Company by 11:00 a.m., New York City time, and the Company will instruct the Trustee by facsimile transmission or other reasonable written means to, in such case, authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time.

          Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

            The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

            The Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the appropriate receipts and the properly authenticated Certificated Securities to the Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Agent of a receipt therefor and of the required payment. On the Settlement Date, the Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to (1) the issue price of the Certificated Securities plus (2) accrued interest, if any, less (3) the Agent's commission (each based upon the information contained in the Sale Information supplied by the Agent to the Company with respect to the accepted offers to purchase the Certificated Securities); provided that the Agent reserves the right to withhold payment for which it has not received funds from the purchaser.

          Failure of Purchaser to Pay Agent:

            If a purchaser (other than the Agent) fails to make payment to the Agent for a Certificated Security, the Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other reasonable written means. The Agent will immediately return the related Certificated Security or Securities to the Trustee. Immediately upon receipt of such Certificated Security or Securities by the Trustee and the Trustee's notification of the Company by telephone (confirmed in writing) or by facsimile transmission or other reasonable written means of such receipt, the Company will return to the Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security or Securities. If such failure shall have occurred for any reason other than default by the Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when such funds were credited to the account of the Company.

            The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.



          PART II:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY SECURITIES

            In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depository, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to the Depository, dated the date of the Distribution Agreement, and a Medium-Term Note Certificate Agreement between the Trustee and
          the Depository, dated as of [        ], 199_ (the "Certificate
          Agreement") and its obligations as a participant in the Depository, including the Depository's Same-Day Funds Settlement System ("SDFS").

          Posting Rates by the Company:

            The Company and the Agent will discuss from time to time the rates of interest per annum to be borne and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by the Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agent to suspend solicitation of offers until the new posted rates have been established with the Agent.

          Acceptance of Offers by the Company:

            The Agent will promptly advise the Company by telephone or other reasonable means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by the Agent. Such advice shall include all of the Sale Information (as defined below) other than (1) the taxpayer identification number and address included in item 8 thereof and (2) the information required by item 9 thereof. The Agent may, in its reasonable discretion, reject any offer received by it in whole or in part which offer the Agent considers unacceptable. The Agent also may make offers to the Company to purchase Book-Entry Securities for its own account. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

            The Company will promptly notify the Agent of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Agent and the Trustee.

          Communication of Sale Information to the Company by Agent and Settlement Procedures:

            A. After the acceptance of an offer by the Company, the Agent will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other reasonable written means:



            (1)  principal amount to be purchased;

            (2)  interest rate and initial Interest Payment Date;

            (3)  maturity date;

            (4)  issue price;

            (5)  Agent's commission;

            (6)  net proceeds to the Company;

            (7)  Settlement Date (as defined below);

            (8) name, address and taxpayer identification number of the registered owner(s);

            (9) denomination of certificates to be delivered at settlement; and

            (10) that the Securities will be issued as Book-Entry
          Securities.

            B. After receiving the Sale Information from the Agent and accepting the offer related thereto, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or facsimile transmission or other reasonable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Agent of such CUSIP number.

            C. The Trustee will enter a pending deposit message through the Depository's participant terminal system, providing the following settlement information to the Depository, and the Depository shall forward such information to the Agent, Standard & Poor's Corporation and Interactive Data Corporation:

            (1)     the applicable Sale Information;

            (2) CUSIP number of the Global Security representing such Book-Entry Security;

            (3) whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

            (4) number of the participant account maintained by the Depository on behalf of the Agent or the Trustee, as the case may be;

            (5)     the interest payment period; and

            (6) initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depository's purposes (which, in the case of such Book-Entry Securities shall be the Regular Record Date) and the amount of interest payable on such Interest Payment Date.




            D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

            E. The Depository will credit such Book-Entry Security to the Trustee's participant account at the Depository.

            F. The Trustee will enter an SDFS deliver order through the Depository's participant terminal system instructing the Depository to (1) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to the Agent's participant account and (2) debit the Agent's settlement account and credit the Trustee's settlement account for an amount equal to (a) the issue price of such Book-Entry Security less (b) the Agent's commission (each based upon the Sale Information supplied by the Agent to the Company with respect to the accepted offers to purchase the Book-Entry Securities) . The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depository that (i) the Global Security representing such Book-Entry Security has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

            G. The Agent will enter an SDFS delivery order through the Depository's participant terminal system instructing the Depository (i) to debit such Book-Entry Security to the Agent's participant account and credit such Book-Entry Security to the participant accounts of the purchasers of the Book-Entry Security with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such purchasers of the Book-Entry Security and credit the settlement account of the Agent for an amount equal to the price of such Book-Entry Security.

            H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

            I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at First Fidelity Bank, National Association, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F."

            J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding under the Indenture as of the date of such request.

            K. The Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the purchaser with respect to such Book-Entry Security confirmation order or orders through the Depository's institutional delivery system or by mailing a written confirmation to such purchaser.

            L. The Depository will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the




          Trustee a list of the names and addresses of the participants for whom the Depository has credited Book-Entry Securities.

          Preparation Of Pricing Supplement:

            If the Company, accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have supplied to the Agent the number of copies of such Pricing Supplement requested by the Agent, not later than 5:00 p.m., New York City time, on the Business Day following the receipt of the Sale Information, or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement duly filed with the SEC not later than the close of business of the SEC on the second Business Day following the date on which such Pricing Supplement is first used.

          Delivery of Confirmation and Prospectus to Purchaser by Agent:

            The Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale, delivery and payment instructions. In addition, the Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) relating to such Book-Entry Security prior to or together with the delivery to such purchaser or its agent of the confirmation of sale.

          Date of Settlement:

            The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All offers accepted by the Company will be settled on the fifth Business Day after the sale date pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day (the "Settlement Date").

          Settlement Procedure Timetable:

            For orders of Book-Entry Securities solicited by the Agent as agent and accepted by the Company for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:












               Settlement
            Procedure                   Time
               A          5:00 p.m. on the Business Day following the
                          acceptance of an offer by the Company or 10:00 a.m. on the Business Day prior to the settlement date, whichever is earlier
               B         12:00 noon on the sale date
               C         2:00 p.m. on the sale date
               D         9:00 a.m. on settlement date
               E         10:00 a.m. on settlement date
               F-G       2:00 p.m. on settlement date
               H         4:45 p.m. on settlement date
               I         5:00 p.m. on settlement date

            If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "B" and "C" shall be completed as soon as practicable but not later than 2:00 p.m. on the first Business Day after the sale date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

            If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depository, through the Depository's participant terminal system a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

          Failure to Settle:

            If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F," the Trustee may deliver to the Depository, through the Depository's participant terminal system, as soon as practicable, a withdrawal message instructing the Depository to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled," make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such withdrawn Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities




          previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

            If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depository, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter and deliver orders through the Depository's participant terminal system debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to the Agent's account and then debiting such Book-Entry Security to the Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (1) immediately notify the Company of such order and the Company shall transfer to the Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (2) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse the Agent on an equitable basis for the loss of its use of funds during the period when such funds were credited to the account of the Company.

            Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depository may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D" for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its record. The Company will, from time to time, furnish the Trustee with a sufficient quantity of the Securities.

















